Supplement dated June 8, 2012 to the Legacy and Pinnacle II

Variable Universal Life Insurance Prospectuses dated May 1, 2012

Issued By Columbus Life Insurance Company through its Separate Account 1

This is a supplement to the prospectuses identified above.  This supplement describes a change to Sub-Account Investment Options available through your variable life insurance policy.  Please retain this supplement for future reference.

Rydex Fund Merger

Guggenheim Investments, advisor to the Rydex Variable Trust funds, has announced that it intends to merge the Rydex VT Alternative Strategies Allocation Fund into the Rydex VT Multi-Hedge Strategies Fund on July 13, 2012.  This merger is subject to a shareholder approval.  If the merger occurs, we will support it by replacing the Rydex VT Alternative Strategies Allocation Sub-Account Investment Option with the Rydex VT Multi-Hedge Strategies Sub-Account Investment Option in your variable life insurance policy:

Existing Sub-Account Investment Option	Replacement Sub Account Investment Option
Rydex VT Alternative Strategies Allocation →	Rydex VT Multi-Hedge Strategies

Any Account Value you have in the Existing Sub-Account Investment Option at the end of the Business Day on July 13, 2012 (or other date the merger may occur) will be transferred to the Replacement Sub-Account Investment Option.  You will not incur a transfer charge and the transfer will not count toward the 12 free transfers allowed each policy year.

If you are currently invested in both the Existing Sub-Account Investment Option and the Replacement Sub-Account Investment Option, you may be over allocated to the Replacement Sub-Account Investment Option after the merger.  Please contact your financial professional to review your investment allocations.  If you wish to change your allocation, please provide us with your written instructions at the address listed below.

Future Premiums and Systematic Programs — Any future premiums and purchases made through an automated program (such as asset rebalancing, automatic premium, systematic transfer or dollar cost averaging) that are currently directed to the Existing Sub-Account Investment Option will be redirected to the Replacement Sub-Account Investment Option.  You can provide different directions for your future premiums or automated program allocations by contacting us or your financial representative.

You can contact our offices in writing at Columbus Life Variable Universal Life Service Center, 400 East Fourth Street,  P.O. Box 2850, Cincinnati, Ohio 45201-2850 or call us at (800) 677-9595.